                                                                     Exhibit 4.4

                          FINANCIAL FEDERAL CORPORATION

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

NUMBER _______                                                SHARES ________

COMMON STOCK                                                  CUSIP 317492 10 6

THIS CERTIFIES THAT                                              is the owner of
                    --------------------------------------------

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  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE FIFTY CENTS
                              ($.50) PER SHARE, OF

FINANCIAL FEDERAL CORPORATION transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

[Seal]                                          Dated:
                                                       ------------------



-----------------------------------            --------------------------------
Secretary                                      Chairman of the Board

Countersigned and Registered:

         THE BANK OF NEW YORK
                          Transfer Agent and Registrar
By:
   ---------------------------------------------------
                                    Authorized Officer

                            [Reverse of Certificate]

                          FINANCIAL FEDERAL CORPORATION

         THE CORPORATION WILL FURNISH, WITHOUT CHARGE TO STOCKHOLDER WHO SO REQUESTS, A DESCRIPTION OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS, OF EACH CLASS OF CAPITAL STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE. SUCH REQUEST SHOULD BE DIRECTED TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:

         TEN COM  - as tenants in common                               UNIF GIFT MIN ACT - .....Custodian....
                                                                                          [Cust]         [Minor]
         TEN ENT  - as tenants by the entireties                                        under Uniform Gifts
                                                                                        Gifts to Minors Act
         JT TEN   - as joint tenants with right                                         ___________________
                             of survivorship and not as                                          State
                             tenants in common

                Additional abbreviations may also be used though
                             not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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Please print or typewrite name and address including postal zip code of assignee

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                                                                         Shares
------------------------------------------------------------------------
Of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  --------------------------------------------
Attorney to transfer such shares of the books of the within-named Corporation with full power of substitution in the premises.

Dated:
       --------------------------



                                    Signature Guaranteed:

                                    ------------------------------------

                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.